CAPITAL SHARES
                                                                          SHARES
                                                                         1007442

                                                               CUSIP 913756 10 2

Incorporated Under The Laws
Of The State of Missouri

                         UNIVERSAL MONEY CENTERS, INC.


THIS CERTIFIES THAT
              PX  006871  NCR CORPORATION         1007442******
                    0124                          *100744******
              S  8000452                          **1007442****
                NCR-COR-                          ***1007442***
              ------0000                          ****1007442**

IS  THE  OWNER  OF  ***ONE  MILLION  SEVEN  THOUSAND  FOUR  HUNDRED
FORTH TWO ***

      FULLY PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK OF THE PAR VALUE OF $.01 PER SHARE OF UNIVERSAL MONEY CENTERS, INC., transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated 01/24/00


______________________________
                     President

______________________________
                     Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common          UNIF GIFT MIN ACT-- Custodian
      TEN ENT - as tenants by the entireties       (Cust)       (Minor)
      JT TEN - as joint tenants with right of     under Uniform Gifts to Minors
             Survivorship and not as tenants      Act ....
             in common                         (State)
      Additional abbreviations may also be used though no in the above list.

      For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________


_______________________________________________________________________________
(PLEASE  PRINT OR TYPEWRITE  NAME AND ADDRESS,  INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________

             ______________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                       2